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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): MARCH 8, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                    27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
               (Address of Principal Executive Offices) (Zip Code)


                                 (248) 675-6000
              (Registrant's Telephone Number, Including Area Code)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On March 8, 2004, the Registrant issued a press release announcing that it issued its 2003 Form 10-K. A copy of this press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1 Press release dated March 8, 2004, Tower Automotive Issues
                  Form 10-K for Year Ended December 31, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TOWER AUTOMOTIVE, INC.



Date:  March 8, 2004               By: /s/ James A. Mallak
                                       -----------------------------------------
                                   Name: James A. Mallak
                                   Title: Chief Financial Officer and Treasurer